UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022 (October 6, 2022)

CLEARTRONIC, INC.
(Exact name of registrant as specified in its charter)

Florida	000-55329	65-0958798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 North Federal Highway, Boca Raton, Florida  33487

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 561-939-3300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 - Changes in Registrant’s Certifying Accountant

On October 6, 2022, Liggett & Webb P.A. (“L&W”) resigned as the independent auditors of Cleartronic, Inc., a company incorporated under the laws of the State of Florida (the “Company”). The Company’s Board of Directors accepted L&W’s resignation on October 6, 2022.

The reports of L&W on the financial statements of the Company as of and for the fiscal years ended September 30, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s most recent fiscal years and the subsequent interim period through October 6, 2022, there were no disagreements with L&W on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of L&W, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the Company’s most recent fiscal years and the subsequent period through October 6, 2022, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided L&W with a copy of the foregoing disclosure and requested L&W to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter furnished by L&W is filed as Exhibit 16.1 to this form 8-K.

On October 24, 2022, the Board of Directors of the Company approved the engagement of Assurance Dimensions (“Assurance”) as the Company’s independent registered public accounting firm for the audit of the Company’s annual report on Form 10-K for the year ended September 30, 2022.

During the Company’s most recent fiscal years and the subsequent interim period through October 24, 2022, neither the Company nor anyone acting on its behalf has consulted with Assurance regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that Assurance concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Assurance with a copy of this Current Report on Form 8-K (the “Report”) prior to its filing with the Securities and Exchange Commission (“SEC”).

Item 9.01 -  Financial Statements and Exhibits.

16.1  Liggett & Webb P.A Auditor Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEARTRONIC, INC.

Date: December 14, 2022

By: /s/ Larry Reid

Larry Reid, Chief Financial Officer